UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Shareholders

International Growth & Income Fund	October 31, 2016

The views and opinions in this report were current as of October 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International value stocks were lackluster over the fund’s fiscal year ended October 31, 2016. Full valuations, muted economic growth, and geopolitical uncertainties, such as the Paris terrorist attacks and the Brexit vote, unleashed periodic volatility. We expect this environment to continue, but we are optimistic that our patient and fundamentals-driven approach will help us navigate any market volatility. We believe that any sharp downturn may eventually benefit us by offering attractive entry points into strong and durable companies.

Your fund returned -2.39% over its fiscal year ended October 31, 2016, with most of the decline coming in the first half of the period. The fund outperformed the MSCI EAFE (Europe, Australasia, and Far East) Index while trailing the Lipper International Multi-Cap Value Funds Average, as shown in the Performance Comparison table. The fund’s long-term performance continued to compare favorably with that of its peers, however. Based on cumulative total return, Lipper ranked the International Growth & Income Fund 71 of 159, 50 of 134, 38 of 111, and 17 of 71 international multi-cap value funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2016, respectively. (Past performance cannot guarantee future results. Results for the Advisor, R, and I Class shares will vary, reflecting their different expense ratios.)

The fund seeks long-term appreciation by building a diversified portfolio of established non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund invests primarily in developed market countries, it also maintains exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but are also influenced by an assessment of macroeconomic prospects.

MARKET REVIEW

Global markets were roughly flat in the six months since our last report. The defining event for European equities was Britain’s surprise decision in late June to leave the European Union. The Brexit vote provoked a sharp sell-off in both the UK and the Continent, although markets regained their footing as both corporate earnings and economic data held up better than expected in the following weeks; indeed, economic indicators in much of Europe were strengthening as our reporting period came to a close.

The sharp drop in the pound as a result of the uncertainty caused by the Brexit decision weighed on returns for U.S. investors, making the UK the worst-performing major market over the past six months. Conversely, a strengthening yen boosted dollar-based returns in Japanese stocks over the period. The smaller markets of Hong Kong and South Korea were also strong. Emerging markets recorded good overall gains. Chinese stocks rebounded as the government appeared to be successfully managing a gradual slowdown in growth as the economy transitions to one reliant on domestic demand rather than exports. Commodity-producing countries, such as Brazil and Russia, benefited from stabilization in oil prices.

PORTFOLIO PERFORMANCE AND STRATEGY

Given the fund’s modest loss over its fiscal year, it is notable that we saw positive returns from eight of the 11 sectors in which the fund invests. Industrials and business services stocks, after being among our worst performers in our previous fiscal year, contributed the most to our gains. We try to be patient in our investment approach, and Australia’s Downer EDI is an example of how it can often make sense to stick with a holding that has disappointed us in the short run. In our letter a year ago, we noted how China’s slowdown had weighed heavily on investors’ perception of Downer’s mining services business—indeed, the company’s valuation suggested to us that its mining operations were being assigned no value at all. We were willing to bet that Downer’s excellent management team could continue to find opportunities in its other engineering and infrastructure businesses, however. As it turned out, demand for mining and other commodity-related services has recovered somewhat, and the firm has managed to maintain solid earnings and fundamentals even as it focuses more on infrastructure and rail projects. Germany’s GEA Group, which provides machinery to the food processing industry, was another leading performer. In terms of new positions in the segment, a notable addition was France’s Safran, which makes jet engines and components for the aerospace industry. We think the company’s results are poised to improve for several reasons, including the fact that many of its aircraft engines have yet to enter the lucrative aftermarket servicing phase. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

A similar turnaround was evident in our energy holdings over the past year. We increased our holdings around the turn of the year as oil hit cash cost levels. As we discussed in our semiannual letter, Royal Dutch Shell rose as oil prices bounced in early 2016 and was our second-leading contributor. The healthy Indian economy also continued to benefit the country’s largest importer of natural gas, Petronet LNG. Despite the recent rally in energy stocks, we continue to focus on companies like Petronet that are less directly tied to oil and gas prices given the overhang of an increasingly productive oil industry. Indeed, we have recently deepened our underweight in the sector. Our top sale since our last report was Royal Dutch Shell, which we reduced on strength. We also sold out of our successful investment in oil services firm Subsea 7, whose share price doubled in the nine months since our purchase.

Our largest underweight is in the consumer staples sector, a positioning driven by the extended valuations we perceive in the segment. One area where we do see some promise is tobacco, where prices vary widely across different markets. While taxes on tobacco are increasing in many countries, producers should be able to pass on these increases to consumers given the inelasticity of demand. As we discussed in our last letter, our expectation that very low tobacco prices in Japan would rise toward the developed market average led to good returns from Japan Tobacco. We have similar hopes for our new position in British American Tobacco, which has markets in other low-priced regions, including the U.S., Brazil, India, and Russia.

Our information technology holdings also performed well. Our standout here was Japan’s Nintendo, which investors had shunned in recent years as doubts grew that the company would be willing to monetize its aging stock of console-based characters by moving them to the mobile-gaming world. As investors’ pessimism grew, the company’s cash and investments began to make up a significant part of its total valuation. We were confident that the company was under-earning its business model and leaving itself room for improvement if it was able to better exploit the value of its intellectual property by exploiting the mobile games market. We were hence pleased (and entertained) by the “Pokémon GO” craze that swept the world in the summer. This helped Nintendo realize its inherent value much sooner than we had even hoped. As the stock’s undervaluation quickly disappeared, we sold out of our position for a healthy and atypically quick gain.

We had another pleasant surprise in the tech arena with NXP Semiconductors. We had previously owned this Dutch spinoff from electronics giant Phillips, and we initiated a new position in recent months after the cyclical downturn in the semiconductor market provided an entry point. We suspected that NXP’s profits would eventually improve given the company’s strong position in the growing sensor market—NXP’s chips are now used in a variety of products, including phones, passports, and autos. In this case as well, fortune intervened in our favor more quickly than we expected in the form of a takeover offer for NXP from U.S. rival QUALCOMM—a deal that was announced at the very end of our fiscal year.

As always, the past year also brought its share of negative surprises. The largest by some margin was the Brexit vote, which took a heavy toll on our UK bank holdings. Royal Bank of Scotland, Barclays, and Lloyds Banking Group were our three worst detractors over the fiscal year, as investors worried about a recession in the UK caused by Brexit uncertainty. The financials sector’s problems predated Brexit and reflected broader challenges, however, not least ongoing declines in interest rates and stringent regulation. Our results in the sector were compounded by weak performance from other European banks, as well as some Japanese positions. Although we have made many recent trades among our financials holdings, we remain overweight relative to our benchmark. Valuations are cheap, and we see signs of a change in attitude toward low interest rates and regulation as a successful economic policy, and we continue to see opportunities in strongly positioned firms. For example, we recently made a new investment in Scandinavia’s largest bank, Nordea Bank. Having been put together through a series of acquisitions, Nordea is solidly capitalized and should show better operating results once it finishes with a current program of costly technology infrastructure investment. This is not in the price today.

Our other top detractors were more dispersed. Brexit also weighed heavily on British retailer Marks & Spencer Group, due mainly to worries that the vote would prompt a recession in the UK. A weaker pound and higher costs on goods the company sources overseas also weighed on sentiment. Although we suspect these problems will eventually be surmountable, we sold our position and invested the proceeds instead in rival British retailer Next, which has a better online business, is less burdened by its real estate holdings, and generally seems better positioned for the future of retailing. A price war in Germany between mobile virtual network operators (which lease wireless network capacity from others) led to poor results at Telefonica Deutschland Holding, but we think the company remains reasonably positioned over the long run. Telecom Italia was also weak, reflecting the severe competitive environment in Europe.

INVESTMENT OUTLOOK

It is clear that slow economic growth and a growing discrepancy in incomes is being reflected in the political choices of voters, and political risk is likely to remain an ongoing issue. With important referendums and elections coming in Italy, France, and elsewhere, it seems that surprise political outcomes will continue to be the biggest uncertainty overhanging markets in the coming months. Also, the terms of Britain’s future trading arrangements with the European Union will take many months to sort out, even once the official withdrawal process has been initiated.

The political turn is coming against a backdrop that was already challenging for international value investors. Politicians do not have magic wands, and growth in most developed markets appears poised to remain slow and bumpy, providing limited opportunities for firms to improve profits. At the same time, valuations appear full in most sectors, especially consumer staples. Monetary stimulus may be set to pull back somewhat in 2017, which may further challenge valuations over the short term even as it provides a longer-term benefit by withdrawing life support from uncompetitive firms and helping clear out overcapacity in many industries. Fiscal expansion may help, but it is not a panacea.

In sum, we would not be surprised for a period of further volatility. This may ultimately prove to be good news for selective and patient value investors, however, as broad and indiscriminate market pullback due to uncertainty may lead to better valuation and investment opportunities. This is one reason that we are maintaining our overweight in the UK, for example, as we believe the current period of uncertainty will eventually be resolved.

I am privileged to work with a large team of talented global analysts in the hunt for such resilient companies, and I look forward to reporting to you on the results of our efforts in six months.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

November 15, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/16
Roche Holding, Switzerland	2.8%
Zurich Insurance Group, Switzerland	2.2
Nippon Telegraph & Telephone, Japan	1.9
Japan Tobacco, Japan	1.8
AIA Group, Hong Kong	1.7
British American Tobacco, United Kingdom	1.7
GlaxoSmithKline, United Kingdom	1.6
Honda Motor, Japan	1.6
KT&G, South Korea	1.6
Novartis, Switzerland	1.5
Vodafone, United Kingdom	1.5
Tokio Marine Holdings, Japan	1.5
Experian, United Kingdom	1.5
Kyocera, Japan	1.4
Sumitomo, Japan	1.4
Petronet LNG, India	1.4
RSA Insurance Group, United Kingdom	1.3
Astellas Pharma, Japan	1.2
Aviva, United Kingdom	1.2
Koninklijke Ahold Delhaize, Netherlands	1.1
Bayer, Germany	1.1
Energias do Brasil, Brazil	1.1
Telefonica, Spain	1.1
DNB, Norway	1.1
Toyota Motor, Japan	1.1
Total	37.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE					
Beginning of period	$ 13.76	$ 15.41	$ 15.44	$ 12.58	$ 12.41
Investment activities					
Net investment income[1]	0.33	0.32	0.55	0.37	0.36
Net realized and unrealized gain / loss	(0.66)	(1.02)	(0.23)	2.82	0.15
Total from investment activities	(0.33)	(0.70)	0.32	3.19	0.51
Distributions					
Net investment income	(0.27)	(0.46)	(0.35)	(0.31)	(0.34)
Net realized gain	–	(0.49)	–	(0.02)	–
Total distributions	(0.27)	(0.95)	(0.35)	(0.33)	(0.34)
NET ASSET VALUE					
End of period	**$ 13.16**	**$ 13.76**	**$ 15.41**	**$ 15.44**	**$ 12.58**

Ratios/Supplemental Data

Total return[2]	**(2.39)%**	**(4.41)%**	**2.16%**	**25.87%**	**4.47%**
Ratio of total expenses to average net assets	0.85%	0.84%	0.85%	0.86%	0.87%
Ratio of net investment income to average net assets	2.55%	2.19%	3.45%	2.67%	2.95%
Portfolio turnover rate	37.1%	25.4%	44.7%	42.0%	29.9%
Net assets, end of period (in millions)	$ 10,787	$ 11,454	$ 10,257	$ 7,958	$ 5,600

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE					
Beginning of period	$ 13.95	$ 15.59	$ 15.59	$ 12.67	$ 12.46
Investment activities					
Net investment income[(1)]	0.31	0.29	0.51	0.34	0.33
Net realized and unrealized gain / loss	(0.68)	(1.03)	(0.21)	2.85	0.16
Total from investment activities	(0.37)	(0.74)	0.30	3.19	0.49
Distributions					
Net investment income	(0.23)	(0.41)	(0.30)	(0.25)	(0.28)
Net realized gain	–	(0.49)	–	(0.02)	–
Total distributions	(0.23)	(0.90)	(0.30)	(0.27)	(0.28)
NET ASSET VALUE					
End of period	**$ 13.35**	**$ 13.95**	**$ 15.59**	**$ 15.59**	**$ 12.67**

Ratios/Supplemental Data

Total return[(2)]	**(2.65)%**	**(4.63)%**	**1.99%**	**25.59%**	**4.22%**
Ratio of total expenses to average net assets	1.08%	1.07%	1.07%	1.09%	1.10%
Ratio of net investment income to average net assets	2.34%	1.95%	3.21%	2.44%	2.72%
Portfolio turnover rate	37.1%	25.4%	44.7%	42.0%	29.9%
Net assets, end of period (in thousands)	$ 180,552	$ 140,854	$ 172,905	$ 162,804	$ 148,381

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE					
Beginning of period	$ 13.77	$ 15.37	$ 15.38	$ 12.54	$ 12.34
Investment activities					
Net investment income[(1)]	0.26	0.24	0.47	0.30	0.30
Net realized and unrealized gain / loss	(0.66)	(1.00)	(0.22)	2.80	0.16
Total from investment activities	(0.40)	(0.76)	0.25	3.10	0.46
Distributions					
Net investment income	(0.18)	(0.35)	(0.26)	(0.24)	(0.26)
Net realized gain	–	(0.49)	–	(0.02)	–
Total distributions	(0.18)	(0.84)	(0.26)	(0.26)	(0.26)
NET ASSET VALUE					
End of period	**$ 13.19**	**$ 13.77**	**$ 15.37**	**$ 15.38**	**$ 12.54**

Ratios/Supplemental Data

Total return[(2)]	**(2.91)%**	**(4.85)%**	**1.68%**	**25.12%**	**3.99%**
Ratio of total expenses to average net assets	1.36%	1.35%	1.35%	1.38%	1.40%
Ratio of net investment income to average net assets	2.01%	1.67%	2.98%	2.16%	2.48%
Portfolio turnover rate	37.1%	25.4%	44.7%	42.0%	29.9%
Net assets, end of period (in thousands)	$ 42,469	$ 41,157	$ 45,098	$ 50,765	$ 42,501

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 2.1%		
Common Stocks 2.1%		
Downer EDI (1)	23,877,732	105,895
Incitec Pivot	29,037,622	65,162
Primary Health Care Limited	16,739,871	48,899
WorleyParsons (2)	2,837,891	18,350
Total Australia (Cost $243,809)		238,306
AUSTRIA 0.8%		
Common Stocks 0.8%		
Erste Group Bank	2,816,487	88,456
Total Austria (Cost $82,040)		88,456
BRAZIL 1.1%		
Common Stocks 1.1%		
Energias do Brasil	27,469,991	131,584
Total Brazil (Cost $99,260)		131,584
CANADA 0.9%		
Common Stocks 0.9%		
Aimia	7,253,000	39,204
National Bank of Canada (3)	1,855,800	66,246
Total Canada (Cost $142,052)		105,450
CHINA 0.1%		
Common Stocks 0.1%		
SOHO China (HKD)	20,091,000	10,388
Total China (Cost $10,970)		10,388

DENMARK 0.8%

Common Stocks 0.8%

Maersk	31,417	48,221
Tele Danmark (2)	7,799,190	43,037
Total Denmark (Cost $96,640)		91,258

FRANCE 7.5%

Common Stocks 7.5%

Airbus	1,521,994	90,472
BNP Paribas	1,103,084	63,985
Dassault Aviation	42,014	45,798
Eutelsat Communications	2,125,135	44,558
Gecina	742,888	108,299
Publicis Groupe	922,224	63,273
Rexel	2,822,613	39,150
Safran	1,818,159	125,002
Sanofi	1,101,501	85,803
Schneider Electric	1,565,975	105,103
Total	2,134,870	102,460
Total France (Cost $864,937)		873,903

GERMANY 3.9%

Common Stocks 3.9%

Bayer	1,327,974	131,623
GEA Group	2,572,564	99,477
Leoni (1)(3)	2,235,728	84,881
Munich Re	171,241	33,197
Telefonica Deutschland Holding	27,398,501	106,201
Total Germany (Cost $532,366)		455,379

HONG KONG 5.2%

Common Stocks 5.2%

AIA Group	31,977,000	201,826
Cheung Kong Property Holdings	15,463,040	114,544
CK Hutchison Holdings	9,851,040	121,875
Hongkong Land Holdings (USD)	10,393,600	69,637
Sun Hung Kai Properties	6,664,916	99,516
Total Hong Kong (Cost $491,338)		607,398

INDIA 1.9%

Common Stocks 1.9%

NTPC Limited	26,146,896	58,823
Petronet LNG	27,125,383	157,525
Total India (Cost $114,908)		216,348

IRELAND 0.4%

Common Stocks 0.4%

Ryanair Holdings, ADR (USD) (2)	561,645	42,174
Total Ireland (Cost $26,956)		42,174

ISRAEL 1.7%

Common Stocks 1.7%

Bezeq the Israeli Telecommunication	42,521,476	77,255
Teva Pharmaceutical Industries, ADR (USD)	2,759,307	117,933
Total Israel (Cost $231,088)		195,188

ITALY 1.0%

Common Stocks 1.0%

Prysmian	2,206,710	54,916

Telecom Italia	91,035,227	64,558
Total Italy (Cost $109,063)		119,474

JAPAN 20.1%

Common Stocks 20.1%

Astellas Pharma	9,449,600	140,523
Benesse Holdings	4,035,400	105,936
Credit Saison	5,898,800	102,148
Daiichi Sankyo	3,037,500	73,164
Hikari Tsushin	531,100	48,821
Hitachi Metals	7,437,600	93,050
Honda Motor	6,161,400	184,719
Japan Tobacco	5,403,100	205,778
JSR	4,927,000	75,077
Kyocera	3,403,200	165,828
Miraca Holdings	1,740,800	84,326
Mitsubishi Motors	8,475,200	47,278
Nippon Shokubai	1,679,500	116,269
Nippon Telegraph & Telephone	4,898,000	217,647
Otsuka Holdings	2,107,000	92,361
Panasonic	4,792,500	50,132
Stanley Electric	2,789,800	76,961
Sumitomo	13,912,400	160,456
Tokio Marine Holdings	4,312,800	170,628
Toyota Motor	2,192,700	127,104
Total Japan (Cost $2,088,679)		2,338,206

MEXICO 0.4%

Common Stocks 0.4%

Fibra Uno Administracion	26,928,100	51,246
Total Mexico (Cost $60,003)		51,246

NETHERLANDS 4.1%

Common Stocks 4.1%		
ING Groep	8,773,665	115,527
Koninklijke Ahold Delhaize	5,811,505	132,664
Koninklijke DSM	1,612,708	103,707
NXP Semiconductors (USD) (2)	1,201,900	120,190
Total Netherlands (Cost $425,042)		472,088

NEW ZEALAND 0.5%

Common Stocks 0.5%		
Fletcher Building	7,844,762	58,174
Total New Zealand (Cost $54,001)		58,174

NORWAY 1.1%

Common Stocks 1.1%		
DNB	8,991,287	130,043
Total Norway (Cost $94,838)		130,043

RUSSIA 0.8%

Common Stocks 0.8%		
MMC Norilsk Nickel, ADR (USD)	6,159,907	92,891
Total Russia (Cost $101,729)		92,891

SINGAPORE 1.3%

Common Stocks 1.3%		
ComfortDelGro	25,446,100	46,457
United Overseas Bank	6,136,936	82,840
Venture	2,831,300	19,333
Total Singapore (Cost $160,416)		148,630

SOUTH KOREA 3.6%

Common Stocks 3.6%		
Hyundai Mobis	381,962	91,464
KT&G	1,836,528	181,366
Samsung Electronics	53,991	77,335
Samsung Fire & Marine	271,052	69,051
Total South Korea (Cost $383,353)		419,216

SPAIN 3.5%

Common Stocks 3.5%		
Enagas	2,368,932	68,003
Gas Natural	1,811,614	35,747
Iberdrola	17,842,541	121,614
Indra Sistemas (2)	3,804,980	47,136
Telefonica	12,906,442	131,196
Total Spain (Cost $464,585)		403,696

SWEDEN 2.4%

Common Stocks 2.4%		
LM Ericsson	8,684,026	42,035
Nordea Bank	11,890,514	124,998
Svenska Handelsbanken, A Shares	8,595,641	117,246
Total Sweden (Cost $327,005)		284,279

SWITZERLAND 9.5%

Common Stocks 9.5%		
GAM Holding	3,424,838	33,191
Nestle	1,323,014	95,929
Novartis	2,450,080	174,307
PSP Swiss Property	942,687	84,309
Roche Holding	1,398,604	321,542
Sulzer	699,380	68,910

Syngenta	160,847	64,303
Zurich Insurance Group	984,848	257,670
Total Switzerland (Cost $1,135,625)		1,100,161

TAIWAN 0.6%

Common Stocks 0.6%		
Taiwan Semiconductor Manufacturing	11,576,000	69,146
Total Taiwan (Cost $46,931)		69,146

UNITED ARAB EMIRATES 0.5%

Common Stocks 0.5%		
Emaar Properties	27,688,375	52,543
Total United Arab Emirates (Cost $41,607)		52,543

UNITED KINGDOM 20.6%

Common Stocks 20.6%		
Aviva	25,210,860	136,640
British American Tobacco	3,378,255	193,993
Burberry	4,905,318	88,561
Cobham	41,295,473	72,230
Direct Line Insurance	11,149,615	47,233
Experian	8,765,231	168,762
GlaxoSmithKline, ADR (USD) (3)	4,662,772	186,557
Investec	12,490,121	77,663
Kingfisher	12,950,112	57,269
Lloyds Banking Group	177,142,435	124,152
National Grid	4,532,792	59,088
Next	1,914,517	112,857
Prudential	5,913,147	96,587
Rolls-Royce	7,446,802	66,220
Rolls-Royce, Entitlement Shares (2)	342,552,892	419
Royal Bank of Scotland (2)	42,220,289	97,722

Royal Dutch Shell, B Shares, ADR (USD) (3)	2,355,109	123,196
RSA Insurance Group	22,065,122	149,218
Serco Group (2)	18,788,831	31,553
Sky	5,601,946	56,088
Sports Direct International (2)(3)	13,523,365	45,801
Standard Chartered (2)	4,678,138	40,764
Vodafone, ADR (USD) (3)	6,241,036	173,750
William Hill	23,522,991	85,167
WPP	4,607,536	100,272
Total United Kingdom (Cost $2,909,724)		2,391,762

UNITED STATES 0.5%

Common Stocks 0.5%

Carnival	1,165,533	57,228
Total United States (Cost $41,523)		57,228

SHORT-TERM INVESTMENTS 2.8%

Money Market Funds 2.8%

T. Rowe Price Government Reserve Fund, 0.34% (1)(4)	329,345,722	329,346
Total Short-Term Investments (Cost $329,346)		329,346

SECURITIES LENDING COLLATERAL 1.7%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 1.7%

Short-Term Funds 1.7%

T. Rowe Price Short-Term Fund, 0.48% (1)(4)	20,112,549	201,125
Total Investments through Securities Lending Program with JPMorgan Chase Bank		201,125
Total Securities Lending Collateral (Cost $201,125)		201,125

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended October 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/16	Value 10/31/15
Downer EDI	$ 2,110	$ 13,020	$ 4,559	$ 105,895	$ 65,220
Energias do Brasil	2,150	25,532	4,758	*	74,818
Leoni	18,079	830	1,860	84,881	71,172
Primary Health Care Limited	—	40,733	1,871	*	71,727
T. Rowe Price Government Reserve Fund +	¤	¤	1,312	329,346	630,047
T. Rowe Price Short-Term Fund #	¤	¤	—^	201,125	165,122
Totals			$ 14,360	$ 721,247	$ 1,078,106

* On the date indicated, issuer was held but not considered an affiliated company.
+ At October 31, 2015, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
# At October 31, 2015, the underlying fund's name was T. Rowe Price Short-Term Reserve Fund.
¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 753,109
Dividend income	14,360
Interest income	-
Investment income	$ 14,360
Realized gain (loss) on securities	$ (19,371)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/16	10/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 296,538	$ 247,682
Net realized loss	(350,728)	(300,418)
Change in net unrealized gain / loss	(193,403)	(454,823)
Decrease in net assets from operations	(247,593)	(507,559)
Distributions to shareholders		
Net investment income		
Investor Class	(226,707)	(311,561)
Advisor Class	(2,630)	(4,502)
R Class	(541)	(1,043)
I Class	(1,247)	–
Net realized gain		
Investor Class	–	(331,881)
Advisor Class	–	(5,381)
R Class	–	(1,460)
Decrease in net assets from distributions	(231,125)	(655,828)
Capital share transactions*		
Shares sold		
Investor Class	1,251,994	2,442,951
Advisor Class	86,674	32,237
R Class	12,544	10,099
I Class	664,908	5,956
Distributions reinvested		
Investor Class	219,385	625,469
Advisor Class	2,616	9,820
R Class	541	2,503
I Class	1,070	–
Shares redeemed		
Investor Class	(1,655,613)	(729,587)
Advisor Class	(44,415)	(57,731)
R Class	(9,987)	(11,893)
I Class	(84,802)	(7)
Redemption fees received	48	95
Increase in net assets from capital share transactions	444,963	2,329,912

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price International Growth & Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. The fund has four classes of shares: the International Growth & Income Fund (Investor Class), the International Growth & Income Fund–Advisor Class (Advisor Class), the International Growth & Income Fund–R Class (R Class), and the International Growth & Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2016, the fund realized $19,011,000 of net gain on $117,541,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2016, the value of loaned securities was $200,775,000; the value of cash collateral and related investments was $209,560,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,920,587,000 and $4,116,398,000, respectively, for the year ended October 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended October 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2016 and October 31, 2015, were characterized for tax purposes as follows:

At October 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended October 31, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the year ended October 31, 2016, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $374,000 for T. Rowe Price Services, Inc.; and $225,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2016, the fund was charged $618,000 for shareholder servicing costs related to the college savings plans, of which $528,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2016, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), T. Rowe Price Retirement Funds (Retirement Funds) and T. Rowe Price Target Funds (Target Funds) may invest. None of the Spectrum Funds, Retirement Funds, and Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Prior to February 1, 2016, the Target Funds were subject to the same special servicing agreement; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2016, the fund was allocated $836,000 of Spectrum Funds’ expenses, $16,765,000 of Retirement Funds’ expenses, and $63,000 of Target Funds’ expenses. Of these amounts, $7,110,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements are reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $6,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2016, approximately 89% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds, and approximately 9% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At October 31, 2016, approximately 68% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2016

Tax Information (Unaudited) for the Tax Year Ended 10/31/16

We are providing this information as required by the Internal Revenue Code 1 The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $575,000 from short-term capital gains.

For taxable non-corporate shareholders, $286,902,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

The fund will pass through foreign source income of $318,979,000 and foreign taxes paid of $19,741,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies
(1944)	(2009 to present); Director, BioMed Realty Trust (2013 to 2016);
2009	Chairman of the Board, Mesa Biotech, a molecular diagnostic
[186]	company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM
(2007 to present)
Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Brixmor Real Estate Investment Trust
1991	(2012 to present); Director and Advisory Board Member, Deutsche
[186]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)
Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[186]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)
Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[186]
Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[186]
Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[186]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association
John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[186]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)
Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[186]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[186]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds
Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)
Jason R. Adams (1979)	Vice President T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Research Analyst, Caxton
Associates (to 2015)
Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Christopher D. Alderson (1962)	Company’s Representative and Vice President,
President	Price Hong Kong; Vice President, Price
Singapore; Director and Vice President, T. Rowe
Price International; Vice President, T. Rowe
Price Group, Inc.
Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.
Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012)
Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.
Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.
Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director,
EMEA Macroeconomic Research and Strategy
(to 2012)
Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)
Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.
Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Andrew Chang (1983)	Vice President, T. Rowe Price Group, Inc.
Vice President
Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International
Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company
Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International
Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Ryan W. Ferro (1985)	Vice President, T. Rowe Price; formerly, stu-
Vice President	dent, Tucker School of Business at Dartmouth
(to 2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)
Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Quentin S. Fitzsimmons (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Royal Bank of Scotland Group (to
2015); Executive Director, Threadneedle
Investment, Ltd. (to 2012)
Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.
Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Joel Grant (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Fidelity
International (to 2014)
Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Amanda B. Hall, CFA (1985)	Vice President, T. Rowe Price International;
Vice President	formerly, student, Stanford Graduate School
of Business (to 2014); Investment Analyst, Bill
Gates Investments (to 2012)
Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)
Nabil Hanano, CFA (1984)	Employee, T. Rowe Price; formerly, Senior Equity
Vice President	Research Associate, Raymond James (to 2012)
Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International
Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)
Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to 2012)
Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)
Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012)
Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)
Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.
Oxana Lyalina (1987)	Employee, T. Rowe Price; formerly, Senior
Vice President	Analyst, Goldman Sachs International (to 2013)
Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company
Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company
Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)
Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.
Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.
Tobias F. Mueller (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Jared T. Murphy (1986)	Employee, T. Rowe Price; formerly, student,
Vice President	Stanford Graduate School of Business
(to 2015); Associate, ShawSpring Partners
(to 2013)
Joshua Nelson (1977)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International
Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Michael Niedzielski (1979)	Vice President T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Manager
and Analyst, Fidelity Investments, Boston and
London offices (to 2015)
Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.
Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.
David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore
Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The Wharton School, University of Pennsylvania
(to 2013); Summer Investment Analyst, T. Rowe
Price International (2012); Analyst, Asset &
Resource Management Limited (to 2012)
Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)
John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)
Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary
Melanie A. Rizzo (1982)	Employee, T. Rowe Price
Vice President
David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Mariel Santiago (1981)	Vice President, T. Rowe Price; formerly, Equity
Vice President	Research Analyst, HSBC Securities, Inc.
(to 2014)
Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.
Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International
Vice President
Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.
Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company
Kes Visuvalingam, CFA (1968)	Director, Responsible Officer, and Vice
Vice President	President, Price Hong Kong; Director, Chief
Executive Officer, and Vice President, Price
Singapore; and Vice President, T. Rowe Price
Group, Inc.
Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International
David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Dai Wang (1989)	Employee, T. Rowe Price; formerly, student
Vice President	Harvard Business School (to 2014); Analyst,
Goldman Sachs (to 2012)
Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International
J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Ernest C. Yeung, CFA (1979)	Director, Responsible Officer, and Vice
Executive Vice President	President, Price Hong Kong; Vice President,
T. Rowe Price Group, Inc.
Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.
Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,890,000 and $2,366,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2016